[Form of Subsidiary Patent Security Agreement]

                     SUBSIDIARY PATENT COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT


         This SUBSIDIARY PATENT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (this "AGREEMENT") is dated as of April 21, 1998 and entered into by and between [SUBSIDIARY], a ____________________ corporation ("ASSIGNOR"), and WELLS FARGO BANK, N.A., as administrative agent for and representative of (in such capacity herein called "ASSIGNEE") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).

                            PRELIMINARY STATEMENTS

         A. Assignee and Lenders have entered into a Credit Agreement dated as of April 21, 1998 with Diamond Brands Operating Corp., a Delaware corporation ("COMPANY"), DLJ Capital Funding, Inc., as Syndication Agent, and Morgan Stanley Senior Funding Inc., as Documentation Agent (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

         B. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one or more Lenders (in such capacity, collectively, "INTEREST RATE EXCHANGERS").

         C. Assignor has executed and delivered the Subsidiary Guaranty dated as of April 21, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "SUBSIDIARY GUARANTY") in favor of Assignee for the benefit of Lenders and Interest Rate Exchangers pursuant to which Assignor has guarantied the prompt payment and performance when due of all Obligations of the Company under the Credit Agreement and under any Lender Interest Rate Agreements.

         D. Assignor has and may in the future have rights, title and interests in and to various Patents and other related Collateral (as such terms are hereinafter defined).

         E. Assignor is willing to grant to Assignee (i) a security interest in all such Collateral for the purpose of securing the complete and timely satisfaction of all of the Secured Obligations (as hereinafter defined) and (ii) effective upon the occurrence and during the continuation of an Event of Default, an assignment of Assignor's entire rights, title and interest in and to all such Collateral.

         F. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Assignor shall have granted the security interests and made the conditional assignment and undertaken the obligations contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into Lender Interest Rate Agreements and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor hereby agrees with Assignee as follows:

         SECTION 1.  GRANT OF SECURITY.  Assignor hereby assigns to Assignee,
                     -----------------
and hereby grants to Assignee a security interest in, all of Assignor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Assignor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

         (a) all patents and patent applications and rights and interests in patents and patent applications under any domestic law that are presently, or in the future may be, owned by Assignor and all patents and patent applications and rights and interests in patents and patent applications under any domestic law that are presently, or in the future may be, held or used by Assignor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule A annexed hereto, as the same may be amended pursuant hereto
          ----------
from time to time), all rights (but not obligations) corresponding thereto (including without limitation the right (but not the obligation) to sue for past, present and future infringements in the name of Assignor or in the name of Assignee or Lenders or Interest Rate Exchangers), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "PATENTS"); it being understood that the rights and interest assigned hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of Assignor pertaining to patent applications and patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of Assignor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties;

         (b) all general intangibles relating to the Patents;

         (c) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

         (d) all proceeds, products, rents and profits (including without limitation license royalties and proceeds of infringement suits) of or from any and all of the foregoing

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

Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Assignee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

         SECTION 2.  CONDITIONAL ASSIGNMENT.  In addition to, and not by way of
                     ----------------------
limitation of, the granting of a security interest in the Collateral pursuant to
Section 1, Assignor hereby, effective upon the occurrence of an Event of Default and upon written notice from Assignee, grants, sells, conveys, transfers, assigns and sets over to Assignee, for its benefit and the ratable benefit of Lenders and Interest Rate Exchangers, all of Assignor's right, title and interest in and to the Collateral, including without limitation Assignor's right, title and interest in and to the Patents identified in Schedule A annexed
                                                              ----------
hereto.

         SECTION 3.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                     ------------------------
Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all obligations and liabilities of every nature of Assignor now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty, the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Assignor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Assignee or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Assignor now or hereafter existing under this Agreement (all such obligations of Assignor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

         SECTION 4.  ASSIGNOR REMAINS LIABLE.  Anything contained herein to the
                     -----------------------
contrary notwithstanding, (a) Assignor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Assignee of any of its rights hereunder shall not release Assignor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) Assignee shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Assignee be obligated to

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

perform any of the obligations or duties of Assignor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 5.  REPRESENTATIONS AND WARRANTIES.  Assignor represents and
                     ------------------------------
warrants as follows:

         (a) Description of Collateral.  A true and complete list of all Patents
             -------------------------
owned, held (whether pursuant to a license or otherwise) or used by Assignor, in whole or in part, as of the date of this Agreement is set forth in Schedule A
                                                                   ----------
annexed hereto.

         (b) Validity and Enforceability of Collateral.  Each Patent that is
             -----------------------------------------
material to Assignor's business is valid, subsisting and enforceable and Assignor is not aware of any pending or threatened claim by any third party that any such material Patent is invalid or unenforceable or that the use of any such material Patent violates the rights of any third person or of any basis for any such claim.

         (c) Ownership of Collateral.  Except for the security interest and
             -----------------------
conditional assignment created by this Agreement, Assignor owns each material Patent free and clear of any Lien. Except such as may have been filed in favor of Assignee relating to this Agreement and of Foothill Capital Corporation (a release of which has been delivered to Administrative Agent), (i) no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office and (ii) no effective filing covering all or any part of the Collateral is on file in the United States Patent and Trademark Office.

         (d) Office Locations; Other Names.  The chief place of business, the
             -----------------------------
chief executive office and the office where Assignor keeps its records regarding the Collateral is, and has been for the four month period preceding the date hereof, located at ___________________________________. Assignor has not in
the past done, and does not now do, business under any other name (including any trade-name or fictitious business name).

         (e) Governmental Authorizations.  No authorization, approval or other
             ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the grant by Assignor of the security interest and conditional assignment granted hereby, (ii) the execution, delivery or performance of this Agreement by Assignor, or (iii) the perfection of or the exercise by Assignee of its rights and remedies hereunder (except as may have been taken by or at the direction of Assignor).

         (f) Perfection.  This Agreement, together with the filing of a
             ----------
financing statement describing the Collateral with the Secretary of State of the State of ______________ and the recording of this Agreement with the United States Patent and Trademark Office, which will be made, creates a valid, perfected and first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been or will be duly made or taken.

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

         (g) Other Information.  All information heretofore, herein or hereafter
             -----------------
supplied to Assignee by or on behalf of Assignor with respect to the Collateral is accurate and complete in all material respects.

         SECTION 6.  FURTHER ASSURANCES; NEW PATENTS AND PATENT APPLICATIONS.
                     -------------------------------------------------------

         (a) Assignor agrees that from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may request, in order to perfect and protect any security interest or conditional assignment granted or purported to be granted hereby or to enable Assignee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Assignor will: (i) at the request of Assignee, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Assignee, indicating that such Collateral is subject to the security interest granted hereby, (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Assignee may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iii) use its best efforts to obtain any necessary consents of third parties to the grant and perfection of a security interest and assignment to Assignee with respect to any Collateral, (iv) subject to the terms of the Credit Agreement, at any reasonable time and upon request by Assignee, exhibit the Collateral to and allow inspection of the Collateral by Assignee, or persons designated by Assignee, and (v) at Assignee's request, appear in and defend any action or proceeding that may affect Assignor's title to or Assignee's security interest in all or any part of the Collateral.

         (b) Assignor hereby authorizes Assignee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Assignor. Assignor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Assignor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

         (c) Assignor hereby authorizes Assignee to modify this Agreement without obtaining Assignor's approval of or signature to such modification by amending Schedule A annexed hereto to include reference to any right, title or
         ----------
interest in any existing Patent or any Patent acquired or developed by Assignor after the execution hereof or to delete any reference to any right, title or interest in any Patent in which Assignor no longer has or claims any right, title or interest.

         (d) Assignor will furnish to Assignee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Assignee may reasonably request, all in reasonable detail.

         (e) If Assignor shall hereafter obtain rights to any patentable inventions, or become entitled to the benefit of any patent application or patent or any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of this Agreement shall automatically
apply thereto.   Assignor shall promptly notify Assignee in writing of any of the foregoing rights or benefits acquired by Assignor after the date hereof. Concurrently with the filing of an application for any Patent, Assignor shall execute, deliver and record in all places where this Agreement is recorded an appropriate Subsidiary Patent Collateral Assignment and Security Agreement, substantially in the form hereof, with appropriate insertions, or an amendment to this Agreement, in form and substance satisfactory to Assignee, pursuant to which Assignor shall grant a security interest and conditional assignment to the extent of its interest in such Patent as provided herein to Assignee unless so doing would, in the reasonable judgment of Assignor, after due inquiry, result in the grant of a patent in the name of Assignee, in which event Assignor shall give written notice to Assignee as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the Patent.

         SECTION 7. CERTAIN COVENANTS OF ASSIGNOR.  Assignor shall:
                    -----------------------------

         (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

         (b) notify Assignee of any change in Assignor's name, identity or corporate structure within 15 days of such change;

         (c) give Assignee 30 days' prior written notice of any change in Assignor's chief place of business or chief executive office or the office where Assignor keeps its records regarding the Collateral;

         (d) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent permitted under the Credit Agreement;

         (e) not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement;

         (f) except for the security interest and conditional assignment created by this Agreement, not create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person;

         (g) diligently keep reasonable records respecting the Collateral and at all times keep at least one complete set of its records concerning substantially all of the Patents at its chief executive office or principal place of business;

         (h) not permit the inclusion in any contract to which it becomes a party of any provision that could or might in any way impair or prevent the creation of a security

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

interest in, or the assignment of, Assignor's rights and interests in any property included within the definition of any Patents acquired under such contracts;

         (i) take all steps necessary to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Patents, including without limitation entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

         (j) use proper statutory notice in connection with its use of each material Patent;

         (k) use consistent standards of high quality (which may be consistent with Assignor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Patents, including, to the extent applicable, in the operation and maintenance of its retail stores and other merchandising operations; and

         (l) upon any officer of Assignor obtaining knowledge thereof, promptly notify Assignee in writing of any event that may materially and adversely affect the value of the Collateral or any portion thereof, the ability of Assignor or Assignee to dispose of the Collateral or any portion thereof, or the rights and remedies of Assignee in relation thereto, including without limitation the levy of any legal process against the Collateral or any portion thereof.

         SECTION 8. CERTAIN INSPECTION RIGHTS.  Subject to the terms of the
                    -------------------------
Credit Agreement, Assignor hereby grants to Assignee and any and all of its employees, representatives and agents the right to visit Assignor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the Patents (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable notice to Assignor and as often as may be reasonably requested.

         SECTION 9.  AMOUNTS PAYABLE IN RESPECT OF THE COLLATERAL.  Except as
                     --------------------------------------------
otherwise provided in this Section 9, Assignor shall continue to collect, at its own expense, all amounts due or to become due to Assignor in respect of the Collateral or any portion thereof. In connection with such collections, Assignor may take (and, at Assignee's direction, shall take) such action as Assignor or Assignee may deem necessary or advisable to enforce collection of such amounts; provided, however, that Assignee shall have the right at any time,
              --------  -------
upon the occurrence and during the continuation of an Event of Default and upon written notice to Assignor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created, and the conditional assignment effected hereby, and to direct such obligors to make payment of all such amounts directly to Assignee, and, upon such notification and at the expense of Assignor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Assignor might have done. After receipt by Assignor of the notice from Assignee referred to in the proviso to
                                                                   -------
the preceding sentence,

(i) all amounts and proceeds (including checks and other instruments) received by Assignor in respect of amounts due to Assignor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of Assignee hereunder, shall be segregated from other funds of Assignor and shall be forthwith paid over or delivered to Assignee in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17, and (ii) Assignor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

         SECTION 10. PATENT APPLICATIONS AND LITIGATION.
                     ----------------------------------

         (a) Assignor shall have the duty diligently to prosecute any patent application relating to any of the Patents specifically identified in Schedule A
                                                                      ----------
annexed hereto that is pending as of the date of this Agreement, to make application on any existing or future unpatented but patentable invention that is material to Assignor's business, and to do any and all acts which are necessary or desirable to preserve and maintain all rights in all material Patents. Any expenses incurred in connection therewith shall be borne solely by Assignor. Assignor shall not abandon any right to file a patent application or any pending patent application or any material Patent without the prior written consent of Assignee.

         (b) Except as provided in Section 10(d) and notwithstanding Section 2, Assignor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, or other damage or reexamination or reissue proceedings as are in its reasonable business judgment necessary to protect the Collateral. Assignee shall provide, at Assignor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party.

         (c) Assignor shall promptly, following its becoming aware thereof, notify Assignee of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office or any federal, state, local or foreign court) described in Section 10(a) or 10(b) or regarding Assignor's interests in any material Collateral. Assignor shall provide to Assignee any information with respect thereto requested by Assignee.

         (d) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, Assignee shall have the right (but not the obligation) to bring suit, in the name of Assignor, Assignee or otherwise, to enforce any Patent and any license thereunder, in which event Assignor shall, at the request of Assignee, do any and all lawful acts and execute any and all documents required by Assignee in aid of such enforcement and Assignor shall promptly, upon demand, reimburse and indemnify Assignee as provided in Section 18 in connection with the exercise of its rights under this Section 10. To the extent that Assignee shall elect not to bring suit to enforce any Patent or any license thereunder as provided in this Section 10(d), Assignor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Patents by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

         SECTION 11.  NON-DISTURBANCE AGREEMENTS, ETC.  If and to the extent
                      --------------------------------
that Assignor is permitted to license the Collateral, Assignee shall enter into a non-disturbance agreement or other similar arrangement, at Assignor's request and expense, with Assignor and any licensee of any Collateral permitted hereunder in form and substance satisfactory to Assignee pursuant to which (a) Assignee shall agree not to disturb or interfere with such licensee's rights under its license agreement with Assignor so long as such licensee is not in default thereunder and (b) such licensee shall acknowledge and agree that the Collateral licensed to it is subject to the security interest and conditional assignment created in favor of Assignee and the other terms of this Agreement.

         SECTION 12.  REASSIGNMENT OF COLLATERAL.  If (a) an Event of Default
                      --------------------------
shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (b) no other Event of Default shall have occurred and be continuing, (c) an assignment to Assignee of any rights, title and interests in and to the Collateral shall have been previously made and shall have become absolute and effective pursuant to Section 2, Section 13(f) or
Section 16(b), and (d) the Secured Obligations shall not have become immediately due and payable, upon the written request of Assignor and the written consent of Assignee, Assignee shall promptly execute and deliver to Assignor such assignments as may be necessary to reassign to Assignor any such rights, title and interests as may have been assigned to Assignee as aforesaid, subject to any disposition thereof that may have been made by Assignee pursuant hereto; provided that, after giving effect to such reassignment, Assignee's security
--------
interest and conditional assignment granted pursuant to Section 1 and Section 2, as well as all other rights and remedies of Assignee granted hereunder, shall continue to be in full force and effect; and provided, further that the rights,
                                             --------  -------
title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Assignee and Permitted Liens.

         SECTION 13.  ASSIGNEE APPOINTED ATTORNEY-IN-FACT.  Assignor hereby
                      -----------------------------------
irrevocably appoints Assignee as Assignor's attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, Assignee or otherwise, from time to time in Assignee's discretion to take any action and to execute any instrument that Assignee may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

         (a) while an Event of Default exists, to endorse Assignor's name on all applications, documents, papers and instruments necessary for Assignee in the use or maintenance of the Collateral;

         (b) while an Event of Default exists, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

         (c) while an Event of Default exists, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

         (d) while an Event of Default exists, to file any claims or take any action or institute any proceedings that Assignee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Assignee with respect to any of the Collateral;

         (e) while an Event of Default exists, to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Assignee in its sole discretion, any such payments made by Assignee to become obligations of Assignor to Assignee, due and payable immediately without demand; and

         (f) upon the occurrence and during the continuation of an Event of Default, (i) to execute and deliver any of the assignments or documents requested by Assignee pursuant to Section 16(b), (ii) to grant or issue an exclusive or non-exclusive license to the Collateral or any portion thereof to any Person, and (iii) otherwise generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Assignee were the absolute owner thereof for all purposes, and to do, at Assignee's option and Assignor's expense, at any time or from time to time, all acts and things that Assignee deems necessary to protect, preserve or realize upon the Collateral and Assignee's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Assignor might do.

         SECTION 14.  ASSIGNEE MAY PERFORM.  If Assignor fails to perform any
                      --------------------
agreement contained herein, Assignee may itself perform, or cause performance of, such agreement, and the expenses of Assignee incurred in connection therewith shall be payable by Assignor under Section 18.

         SECTION 15.  STANDARD OF CARE.  The powers conferred on Assignee
                      ----------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Assignee shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Assignee shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Assignee accords its own property.

         SECTION 16.  REMEDIES.  If any Event of Default shall have occurred and
                      --------
be continuing:

         (a) Assignee may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral), and also may (i) require Assignor to, and Assignor hereby agrees that it will at its expense and upon request of Assignee forthwith, assemble all or part of the Collateral as directed by Assignee and make it available to Assignee at a place to be designated by Assignee that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Assignee deems appropriate, (iv) take possession of Assignor's premises or place custodians in exclusive control thereof, remain on such premises and use the same for the purpose of taking any actions described in the preceding clause
(iii) and collecting any Secured Obligation, (v) exercise any and all rights and remedies of Assignor under or in connection with the contracts related to the Collateral or otherwise in respect of the Collateral, including without limitation any and all rights of Assignor to demand or otherwise require payment of any amount under, or performance of any provision of, such contracts, and
(vi) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Assignee's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Assignee may deem commercially reasonable. Assignee or any Lender or any Interest Rate Exchanger may be the purchaser of any or all of the Collateral at any such sale and Assignee, as administrative agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Assignee at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Assignor, and Assignor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Assignor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Assignor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Assignee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Assignee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Assignor hereby waives any claims against Assignee arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Assignee accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Assignor shall be liable for the deficiency and the fees of any attorneys employed by Assignee to collect such deficiency.

         (b) Upon written demand from Assignee, Assignor shall execute and deliver to Assignee an assignment or assignments of the Patents and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; provided that the failure of Assignor to comply with such
                   --------
demand will not impair or affect the validity of the conditional assignment effected by Section 2 or its effectiveness upon notice by Assignee as specified in Section 2. Assignor agrees that such an assignment (including without limitation the conditional assignment effected by Section 2) and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Assignee (or any Lender or any Interest Rate Exchanger) receives cash proceeds in respect of the sale of, or other realization upon, the Collateral.

         SECTION 17.  APPLICATION OF PROCEEDS.  All proceeds received by
                      -----------------------
Assignee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.

         SECTION 18.  INDEMNITY AND EXPENSES.
                      ----------------------

         (a) Assignor agrees to indemnify Assignee and each Lender and Interest Rate Exchanger from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Assignee's or such Lender's or such Interest Rate Exchanger's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         (b) Assignor shall pay to Assignee upon demand the amount of any and all reasonable out-of-pocket costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Assignee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Assignee hereunder, or (iv) the failure by Assignor to perform or observe any of the provisions hereof.

         SECTION 19.  CONTINUING ASSIGNMENT AND SECURITY INTEREST; TRANSFER OF
                      --------------------------------------------------------
LOANS.  This Agreement shall create a continuing security interest in, and
-----
conditional assignment of, the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Assignor, its successors and assigns, and (c) inure, together with the rights and remedies of Assignee hereunder, to the benefit of Assignee and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest and conditional assignment granted hereby shall terminate and all rights to the Collateral shall revert to Assignor. Upon any such termination Assignee will, at Assignor's expense, execute and deliver to Assignor such documents as Assignor shall reasonably request to evidence such termination.

         SECTION 20.  ASSIGNEE AS ADMINISTRATIVE AGENT.
                      --------------------------------

         (a) Assignee has been appointed to act as Assignee hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Assignee shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Assignee shall exercise, or refrain from exercising,
           --------
any remedies provided for in Section 16 in accordance with the instructions of
(i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this Section 20(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Assignee for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this
Section 20(a).

         (b) Assignee shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Assignee under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Assignee under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Assignee under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Assignee under this Agreement, and the retiring or removed Assignee under this Agreement shall promptly (i) transfer to such successor Assignee all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Assignee under this Agreement, and
(ii) execute and deliver to such successor Assignee such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Assignee of the security interests created hereunder, whereupon such retiring or removed Assignee shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Assignee, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Assignee hereunder.

         SECTION 21.  AMENDMENTS; ETC.  No amendment, modification, termination
                      ---------------
or waiver of any provision of this Agreement, and no consent to any departure by Assignor therefrom, shall in any event be effective unless the same shall be in writing and signed by Assignee and, in the case of any such amendment or modification, by Assignor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         SECTION 22.  NOTICES.  Any notice or other communication herein
                      -------
required or permitted to be given shall be given as provided in the Credit Agreement. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

         SECTION 23.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.  No
                      -----------------------------------------------------
failure or delay on the part of Assignee in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         SECTION 24.  SEVERABILITY.  In case any provision in or obligation
                      ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 25.  HEADINGS.  Section and subsection headings in this
                      --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         SECTION 26.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                      --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

         SECTION 27.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                      ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST ASSIGNOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT ASSIGNOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Assignor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Assignor at its address provided in Section 22, such service being hereby acknowledged by Assignor to be sufficient for personal jurisdiction in any action against Assignor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Assignee to bring proceedings against Assignor in the courts of any other jurisdiction.

         SECTION 28.  WAIVER OF JURY TRIAL.  ASSIGNOR AND ASSIGNEE HEREBY AGREE
                      --------------------
TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Assignor and Assignee each acknowledge that this waiver is a material inducement for Assignor and Assignee to enter into a business relationship, that Assignor and Assignee have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Assignor and Assignee further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         SECTION 29.  COUNTERPARTS.  This Agreement may be executed in one or
                      ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, Assignor and Assignee have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                             [NAME OF SUBSIDIARY],
                             as Assignor



                             By:  __________________________
                             Name:  __________________________
                             Title:  __________________________


                             Notice Address:

                             1800 Cloquet Avenue
                             Cloquet, MN 55720-2141

                             Attention:  Tom Knuesel



                             WELLS FARGO BANK, N.A.,
                             as Administrative Agent



                             By:  __________________________
                             Name:  __________________________
                             Title:  __________________________


                             Notice Address:


                             Attention:

                                  SCHEDULE A

                        TO PATENT COLLATERAL ASSIGNMENT
                            AND SECURITY AGREEMENT


                                PATENTS ISSUED
                                --------------

Patent No.         Issue Date                 Invention        Inventor
----------         ----------                 ---------        --------



                                PATENTS PENDING
                                ---------------

 Applicant's          Date        Application
    Name             Filed             No.         Invention       Inventor
 -----------         -----        -----------      ---------       --------

STATE OF CALIFORNIA     )
                        )  SS.:
COUNTY OF ____________  )



         On ___________, 19___, before me, ____________________, a Notary Public in and for said State, personally appeared ____________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature  ________________________________ (Seal)

                    SUBSIDIARY PATENT COLLATERAL ASSIGNMENT
                            AND SECURITY AGREEMENT


         This SUBSIDIARY PATENT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (this "AGREEMENT") is dated as of April 21, 1998 and entered into by and between EMPIRE CANDLE, INC., a Kansas corporation ("ASSIGNOR"), and WELLS FARGO
BANK, N.A., as administrative agent for and representative of (in such capacity herein called "ASSIGNEE") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).

                             PRELIMINARY STATEMENTS

         A. Assignee and Lenders have entered into a Credit Agreement dated as of April 21, 1998 with Diamond Brands Operating Corp., a Delaware corporation ("COMPANY"), DLJ Capital Funding, Inc., as Syndication Agent, and Morgan Stanley Senior Funding Inc., as Documentation Agent (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

         B. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one or more Lenders (in such capacity, collectively, "INTEREST RATE EXCHANGERS").

         C. Assignor has executed and delivered the Subsidiary Guaranty dated as of April 21, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "SUBSIDIARY GUARANTY") in favor of Assignee for the benefit of Lenders and Interest Rate Exchangers pursuant to which Assignor has guarantied the prompt payment and performance when due of all Obligations of the Company under the Credit Agreement and under any Lender Interest Rate Agreements.

         D. Assignor has and may in the future have rights, title and interests in and to various Patents and other related Collateral (as such terms are hereinafter defined).

         E. Assignor is willing to grant to Assignee (i) a security interest in all such Collateral for the purpose of securing the complete and timely satisfaction of all of the Secured Obligations (as hereinafter defined) and (ii) effective upon the occurrence and during the continuation of an Event of Default, an assignment of Assignor's entire rights, title and interest in and to all such Collateral.

         F. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Assignor shall have granted the security interests and made the conditional assignment and undertaken the obligations contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into Lender Interest Rate Agreements and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor hereby agrees with Assignee as follows:

         SECTION 1.  GRANT OF SECURITY.  Assignor hereby assigns to Assignee,
                     -----------------
and hereby grants to Assignee a security interest in, all of Assignor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Assignor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

         (a) all patents and patent applications and rights and interests in patents and patent applications under any domestic law that are presently, or in the future may be, owned by Assignor and all patents and patent applications and rights and interests in patents and patent applications under any domestic law that are presently, or in the future may be, held or used by Assignor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule A annexed hereto, as the same may be amended pursuant hereto
          ----------
from time to time), all rights (but not obligations) corresponding thereto (including without limitation the right (but not the obligation) to sue for past, present and future infringements in the name of Assignor or in the name of Assignee or Lenders or Interest Rate Exchangers), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "PATENTS"); it being understood that the rights and interest assigned hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of Assignor pertaining to patent applications and patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of Assignor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties;

         (b)  all general intangibles relating to the Patents;

         (c) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

         (d) all proceeds, products, rents and profits (including without limitation license royalties and proceeds of infringement suits) of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Assignee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

         SECTION 2.  CONDITIONAL ASSIGNMENT.  In addition to, and not by way of
                     ----------------------
limitation of, the granting of a security interest in the Collateral pursuant to
Section 1, Assignor hereby, effective upon the occurrence of an Event of Default and upon written notice from Assignee, grants, sells, conveys, transfers, assigns and sets over to Assignee, for its benefit and the ratable benefit of Lenders and Interest Rate Exchangers, all of Assignor's right, title and interest in and to the Collateral, including without limitation Assignor's right, title and interest in and to the Patents identified in Schedule A annexed
                                                              ----------
hereto.

         SECTION 3.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                     ------------------------
Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all obligations and liabilities of every nature of Assignor now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty, the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Assignor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Assignee or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Assignor now or hereafter existing under this Agreement (all such obligations of Assignor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

         SECTION 4.  ASSIGNOR REMAINS LIABLE.  Anything contained herein to the
                     -----------------------
contrary notwithstanding, (a) Assignor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Assignee of any of its rights hereunder shall not release Assignor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) Assignee shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Assignee be obligated to perform any of the obligations or duties of Assignor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 5.  REPRESENTATIONS AND WARRANTIES.  Assignor represents and
                     ------------------------------
warrants as follows:

         (a)  Description of Collateral.  A true and complete list of all
              -------------------------
Patents owned, held (whether pursuant to a license or otherwise) or used by Assignor, in whole or in part, as of the date of this Agreement is set forth in Schedule A annexed hereto.
----------

         (b)  Validity and Enforceability of Collateral.  Each Patent that is
              -----------------------------------------
material to Assignor's business is valid, subsisting and enforceable and Assignor is not aware of any pending or threatened claim by any third party that any such material Patent is invalid or unenforceable or that the use of any such material Patent violates the rights of any third person or of any basis for any such claim.

         (c)  Ownership of Collateral.  Except for the security interest and
              -----------------------
conditional assignment created by this Agreement, Assignor owns each material Patent free and clear of any Lien. Except such as may have been filed in favor of Assignee relating to this Agreement and of Foothill Capital Corporation (a release of which has been delivered to Administrative Agent), (i) no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office and (ii) no effective filing covering all or any part of the Collateral is on file in the United States Patent and Trademark Office.

         (d)  Office Locations; Other Names.  The chief place of business, the
              -----------------------------
chief executive office and the office where Assignor keeps its records regarding the Collateral is, and has been for the four month period preceding the date hereof, located at 2925 Fairfax Trafficway, Kansas City, Kansas 66115. Assignor has not in the past done, and does not now do, business under any other name (including any trade-name or fictitious business name).

         (e)  Governmental Authorizations.  No authorization, approval or other
              ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the grant by Assignor of the security interest and conditional assignment granted hereby, (ii) the execution, delivery or performance of this Agreement by Assignor, or (iii) the perfection of or the exercise by Assignee of its rights and remedies hereunder (except as may have been taken by or at the direction of Assignor).

         (f)  Perfection.  This Agreement, together with the filing of a
              ----------
financing statement describing the Collateral with the Secretary of State of the State of Kansas, Missouri and Nevada and the recording of this Agreement with the United States Patent and Trademark Office, which will be made, creates a valid, perfected and first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been or will be duly made or taken.

         (g)  Other Information.  All information heretofore, herein or
              -----------------
hereafter supplied to Assignee by or on behalf of Assignor with respect to the Collateral is accurate and complete in all material respects.

         SECTION 6.  FURTHER ASSURANCES; NEW PATENTS AND PATENT APPLICATIONS.
                     -------------------------------------------------------

         (a) Assignor agrees that from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may request, in order to perfect and protect any security interest or conditional assignment granted or purported to be granted hereby or to enable Assignee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Assignor will: (i) at the request of Assignee, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Assignee, indicating that such Collateral is subject to the security interest granted hereby, (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Assignee may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iii) use its best efforts to obtain any necessary consents of third parties to the grant and perfection of a security interest and assignment to Assignee with respect to any Collateral, (iv) subject to the terms of the Credit Agreement, at any reasonable time and upon request by Assignee, exhibit the Collateral to and allow inspection of the Collateral by Assignee, or persons designated by Assignee, and (v) at Assignee's request, appear in and defend any action or proceeding that may affect Assignor's title to or Assignee's security interest in all or any part of the Collateral.

         (b) Assignor hereby authorizes Assignee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Assignor. Assignor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Assignor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

         (c) Assignor hereby authorizes Assignee to modify this Agreement without obtaining Assignor's approval of or signature to such modification by amending Schedule A annexed hereto to include reference to any right, title or
         ----------
interest in any existing Patent or any Patent acquired or developed by Assignor after the execution hereof or to delete any reference to any right, title or interest in any Patent in which Assignor no longer has or claims any right, title or interest.

         (d) Assignor will furnish to Assignee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Assignee may reasonably request, all in reasonable detail.

         (e) If Assignor shall hereafter obtain rights to any patentable inventions, or become entitled to the benefit of any patent application or patent or any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of this Agreement shall automatically
apply thereto.   Assignor shall promptly notify Assignee in writing of any of the foregoing rights or benefits acquired by Assignor after the date hereof. Concurrently with the filing of an application for any Patent, Assignor shall execute, deliver and record in all places where this Agreement is recorded an appropriate Subsidiary Patent Collateral Assignment and Security Agreement, substantially in the form hereof, with appropriate insertions, or an amendment to this Agreement, in form and substance satisfactory to Assignee, pursuant to which Assignor shall grant a security interest and conditional assignment to the extent of its interest in such Patent as provided herein to Assignee unless so doing would, in the reasonable judgment of Assignor, after due inquiry, result in the grant of a patent in the name of Assignee, in which event Assignor shall give written notice to Assignee as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the Patent.

         SECTION 7.  CERTAIN COVENANTS OF ASSIGNOR.  Assignor shall:
                     -----------------------------

         (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

         (b) notify Assignee of any change in Assignor's name, identity or corporate structure within 15 days of such change;

         (c) give Assignee 30 days' prior written notice of any change in Assignor's chief place of business or chief executive office or the office where Assignor keeps its records regarding the Collateral;

         (d) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent permitted under the Credit Agreement;

         (e) not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement;

         (f) except for the security interest and conditional assignment created by this Agreement, not create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person;

         (g) diligently keep reasonable records respecting the Collateral and at all times keep at least one complete set of its records concerning substantially all of the Patents at its chief executive office or principal place of business;

         (h) not permit the inclusion in any contract to which it becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, Assignor's rights and interests in any property included within the definition of any Patents acquired under such contracts;

         (i) take all steps necessary to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Patents, including without limitation entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

         (j) use proper statutory notice in connection with its use of each material Patent;

         (k) use consistent standards of high quality (which may be consistent with Assignor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Patents, including, to the extent applicable, in the operation and maintenance of its retail stores and other merchandising operations; and

         (l) upon any officer of Assignor obtaining knowledge thereof, promptly notify Assignee in writing of any event that may materially and adversely affect the value of the Collateral or any portion thereof, the ability of Assignor or Assignee to dispose of the Collateral or any portion thereof, or the rights and remedies of Assignee in relation thereto, including without limitation the levy of any legal process against the Collateral or any portion thereof.

         SECTION 8.  CERTAIN INSPECTION RIGHTS.  Subject to the terms of the
                     -------------------------
Credit Agreement, Assignor hereby grants to Assignee and any and all of its employees, representatives and agents the right to visit Assignor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the Patents (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable notice to Assignor and as often as may be reasonably requested.

         SECTION 9.  AMOUNTS PAYABLE IN RESPECT OF THE COLLATERAL.  Except as
                     --------------------------------------------
otherwise provided in this Section 9, Assignor shall continue to collect, at its own expense, all amounts due or to become due to Assignor in respect of the Collateral or any portion thereof. In connection with such collections, Assignor may take (and, at Assignee's direction, shall take) such action as Assignor or Assignee may deem necessary or advisable to enforce collection of such amounts; provided, however, that Assignee shall have the right at any time,
              --------  -------
upon the occurrence and during the continuation of an Event of Default and upon written notice to Assignor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created, and the conditional assignment effected hereby, and to direct such obligors to make payment of all such amounts directly to Assignee, and, upon such notification and at the expense of Assignor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Assignor might have done. After receipt by Assignor of the notice from Assignee referred to in the proviso to
                                                                   -------
the preceding sentence,

(i) all amounts and proceeds (including checks and other instruments) received by Assignor in respect of amounts due to Assignor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of Assignee hereunder, shall be segregated from other funds of Assignor and shall be forthwith paid over or delivered to Assignee in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17, and (ii) Assignor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

         SECTION 10. PATENT APPLICATIONS AND LITIGATION.
                     ----------------------------------

         (a) Assignor shall have the duty diligently to prosecute any patent application relating to any of the Patents specifically identified in Schedule A
                                                                      ----------
annexed hereto that is pending as of the date of this Agreement, to make application on any existing or future unpatented but patentable invention that is material to Assignor's business, and to do any and all acts which are necessary or desirable to preserve and maintain all rights in all material Patents. Any expenses incurred in connection therewith shall be borne solely by Assignor. Assignor shall not abandon any right to file a patent application or any pending patent application or any material Patent without the prior written consent of Assignee.

         (b) Except as provided in Section 10(d) and notwithstanding Section 2, Assignor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, or other damage or reexamination or reissue proceedings as are in its reasonable business judgment necessary to protect the Collateral. Assignee shall provide, at Assignor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party.

         (c) Assignor shall promptly, following its becoming aware thereof, notify Assignee of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office or any federal, state, local or foreign court) described in Section 10(a) or 10(b) or regarding Assignor's interests in any material Collateral. Assignor shall provide to Assignee any information with respect thereto requested by Assignee.

         (d) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, Assignee shall have the right (but not the obligation) to bring suit, in the name of Assignor, Assignee or otherwise, to enforce any Patent and any license thereunder, in which event Assignor shall, at the request of Assignee, do any and all lawful acts and execute any and all documents required by Assignee in aid of such enforcement and Assignor shall promptly, upon demand, reimburse and indemnify Assignee as provided in Section 18 in connection with the exercise of its rights under this Section 10. To the extent that Assignee shall elect not to bring suit to enforce any Patent or any license thereunder as provided in this
Section 10(d), Assignor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Patents by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

         SECTION 11.  NON-DISTURBANCE AGREEMENTS, ETC.  If and to the extent
                      --------------------------------
that Assignor is permitted to license the Collateral, Assignee shall enter into a non-disturbance agreement or other similar arrangement, at Assignor's request and expense, with Assignor and any licensee of any Collateral permitted hereunder in form and substance satisfactory to Assignee pursuant to which (a) Assignee shall agree not to disturb or interfere with such licensee's rights under its license agreement with Assignor so long as such licensee is not in default thereunder and (b) such licensee shall acknowledge and agree that the Collateral licensed to it is subject to the security interest and conditional assignment created in favor of Assignee and the other terms of this Agreement.

         SECTION 12.  REASSIGNMENT OF COLLATERAL.  If (a) an Event of Default
                      --------------------------
shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (b) no other Event of Default shall have occurred and be continuing, (c) an assignment to Assignee of any rights, title and interests in and to the Collateral shall have been previously made and shall have become absolute and effective pursuant to Section 2, Section 13(f) or
Section 16(b), and (d) the Secured Obligations shall not have become immediately due and payable, upon the written request of Assignor and the written consent of Assignee, Assignee shall promptly execute and deliver to Assignor such assignments as may be necessary to reassign to Assignor any such rights, title and interests as may have been assigned to Assignee as aforesaid, subject to any disposition thereof that may have been made by Assignee pursuant hereto; provided that, after giving effect to such reassignment, Assignee's security
--------
interest and conditional assignment granted pursuant to Section 1 and Section 2, as well as all other rights and remedies of Assignee granted hereunder, shall continue to be in full force and effect; and provided, further that the rights,
                                             --------  -------
title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Assignee and Permitted Liens.

         SECTION 13.  ASSIGNEE APPOINTED ATTORNEY-IN-FACT.  Assignor hereby
                      -----------------------------------
irrevocably appoints Assignee as Assignor's attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, Assignee or otherwise, from time to time in Assignee's discretion to take any action and to execute any instrument that Assignee may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

         (a) while an Event of Default exists, to endorse Assignor's name on all applications, documents, papers and instruments necessary for Assignee in the use or maintenance of the Collateral;

         (b) while an Event of Default exists, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

         (c) while an Event of Default exists, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

         (d) while an Event of Default exists, to file any claims or take any action or institute any proceedings that Assignee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Assignee with respect to any of the Collateral;

         (e) while an Event of Default exists, to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Assignee in its sole discretion, any such payments made by Assignee to become obligations of Assignor to Assignee, due and payable immediately without demand; and

         (f) upon the occurrence and during the continuation of an Event of Default, (i) to execute and deliver any of the assignments or documents requested by Assignee pursuant to Section 16(b), (ii) to grant or issue an exclusive or non-exclusive license to the Collateral or any portion thereof to any Person, and (iii) otherwise generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Assignee were the absolute owner thereof for all purposes, and to do, at Assignee's option and Assignor's expense, at any time or from time to time, all acts and things that Assignee deems necessary to protect, preserve or realize upon the Collateral and Assignee's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Assignor might do.

         SECTION 14.  ASSIGNEE MAY PERFORM.  If Assignor fails to perform any
                      --------------------
agreement contained herein, Assignee may itself perform, or cause performance of, such agreement, and the expenses of Assignee incurred in connection therewith shall be payable by Assignor under Section 18.

         SECTION 15.  STANDARD OF CARE.  The powers conferred on Assignee
                      ----------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Assignee shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Assignee shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Assignee accords its own property.

         SECTION 16.  REMEDIES.  If any Event of Default shall have occurred and
                      --------
be continuing:

         (a) Assignee may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral), and also may (i) require Assignor to, and Assignor hereby agrees that it will at its expense and upon request of Assignee forthwith, assemble all or part of the Collateral as directed by Assignee and make it available to Assignee at a place to be designated by Assignee that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Assignee deems appropriate, (iv) take possession of Assignor's premises or place custodians in exclusive control thereof, remain on such premises and use the same for the purpose of taking any actions described in the preceding clause
(iii) and collecting any Secured Obligation, (v) exercise any and all rights and remedies of Assignor under or in connection with the contracts related to the Collateral or otherwise in respect of the Collateral, including without limitation any and all rights of Assignor to demand or otherwise require payment of any amount under, or performance of any provision of, such contracts, and
(vi) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Assignee's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Assignee may deem commercially reasonable. Assignee or any Lender or any Interest Rate Exchanger may be the purchaser of any or all of the Collateral at any such sale and Assignee, as administrative agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Assignee at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Assignor, and Assignor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Assignor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Assignor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Assignee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Assignee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Assignor hereby waives any claims against Assignee arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Assignee accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Assignor shall be liable for the deficiency and the fees of any attorneys employed by Assignee to collect such deficiency.

         (b) Upon written demand from Assignee, Assignor shall execute and deliver to Assignee an assignment or assignments of the Patents and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; provided that the failure of Assignor to comply with such
                   --------
demand will not impair or affect the validity of the conditional assignment effected by Section 2 or its effectiveness upon notice by Assignee as specified in Section 2. Assignor agrees that such an assignment (including without limitation the conditional assignment effected by Section 2) and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Assignee (or any Lender or any Interest Rate Exchanger) receives cash proceeds in respect of the sale of, or other realization upon, the Collateral.

         SECTION 17.  APPLICATION OF PROCEEDS.  All proceeds received by
                      -----------------------
Assignee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.

         SECTION 18.  INDEMNITY AND EXPENSES.
                      ----------------------

         (a) Assignor agrees to indemnify Assignee and each Lender and Interest Rate Exchanger from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Assignee's or such Lender's or such Interest Rate Exchanger's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

         (b) Assignor shall pay to Assignee upon demand the amount of any and all reasonable out-of-pocket costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Assignee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Assignee hereunder, or (iv) the failure by Assignor to perform or observe any of the provisions hereof.

         SECTION 19.  CONTINUING ASSIGNMENT AND SECURITY INTEREST; TRANSFER OF
                      --------------------------------------------------------
LOANS.  This Agreement shall create a continuing security interest in, and
-----
conditional assignment of, the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Assignor, its successors and assigns, and (c) inure, together with the rights and remedies of Assignee hereunder, to the benefit of Assignee and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest and conditional assignment granted hereby shall terminate and all rights to the Collateral shall revert to Assignor. Upon any such termination Assignee will, at Assignor's expense, execute and deliver to Assignor such documents as Assignor shall reasonably request to evidence such termination.

         SECTION 20.  ASSIGNEE AS ADMINISTRATIVE AGENT.
                      --------------------------------

         (a) Assignee has been appointed to act as Assignee hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Assignee shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Assignee shall exercise, or refrain from
                  --------
exercising, any remedies provided for in Section 16 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this Section 20(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Assignee for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this
Section 20(a).

         (b) Assignee shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Assignee under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Assignee under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Assignee under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Assignee under this Agreement, and the retiring or removed Assignee under this Agreement shall promptly (i) transfer to such successor Assignee all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Assignee under this Agreement, and
(ii) execute and deliver to such successor Assignee such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Assignee of the security interests created hereunder, whereupon such retiring or removed Assignee shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Assignee, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Assignee hereunder.

         SECTION 21.  AMENDMENTS; ETC.  No amendment, modification, termination
                      ---------------
or waiver of any provision of this Agreement, and no consent to any departure by Assignor therefrom, shall in any event be effective unless the same shall be in writing and signed by Assignee and, in the case of any such amendment or modification, by Assignor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         SECTION 22.  NOTICES.  Any notice or other communication herein
                      -------
required or permitted to be given shall be given as provided in the Credit Agreement. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

         SECTION 23.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.  No
                      -----------------------------------------------------
failure or delay on the part of Assignee in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         SECTION 24.  SEVERABILITY.  In case any provision in or obligation
                      ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 25.  HEADINGS.  Section and subsection headings in this
                      --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         SECTION 26.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                      --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

         SECTION 27.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                      ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST ASSIGNOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT ASSIGNOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Assignor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Assignor at its address provided in Section 22, such service being hereby acknowledged by Assignor to be sufficient for personal jurisdiction in any action against Assignor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Assignee to bring proceedings against Assignor in the courts of any other jurisdiction.

         SECTION 28.  WAIVER OF JURY TRIAL.  ASSIGNOR AND ASSIGNEE HEREBY AGREE
                      --------------------
TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Assignor and Assignee each acknowledge that this waiver is a material inducement for Assignor and Assignee to enter into a business relationship, that Assignor and Assignee have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Assignor and Assignee further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         SECTION 29.  COUNTERPARTS.  This Agreement may be executed in one or
                      ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, Assignor and Assignee have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                             EMPIRE CANDLE, INC.,
                             as Assignor



                             By:  __________________________
                             Name:  __________________________
                             Title:  __________________________


                             Notice Address:

                             1800 Cloquet Avenue
                             Cloquet, MN 55720-2141

                             Attention:  Tom Knuesel



                             WELLS FARGO BANK, N.A.,
                             as Administrative Agent



                             By:  __________________________
                             Name:  __________________________
                             Title:  __________________________


                             Notice Address:

                             555 Montgomery Street, 17th Floor
                             San Francisco, CA 94111

                             Attention:  Alan Wray

                                  SCHEDULE A

                        TO PATENT COLLATERAL ASSIGNMENT
                            AND SECURITY AGREEMENT


                                 PATENTS ISSUED
                                 --------------

Patent No.        Issue Date               Invention       Inventor
----------        ----------               ---------       --------



                                PATENTS PENDING
                                ---------------

 Applicant's         Date         Application
    Name            Filed             No.         Invention      Inventor
 -----------        -----         -----------     ---------      --------

STATE OF CALIFORNIA     )
                        )  SS.:
COUNTY OF ____________  )



         On ___________, 19___, before me, ____________________, a Notary Public in and for said State, personally appeared __________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature  ________________________________ (Seal)

                    SUBSIDIARY PATENT COLLATERAL ASSIGNMENT
                            AND SECURITY AGREEMENT


          This SUBSIDIARY PATENT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (this "AGREEMENT") is dated as of April 21, 1998 and entered into by and between FORSTER INC., a Maine corporation ("ASSIGNOR"), and WELLS FARGO BANK, N.A., as administrative agent for and representative of (in such capacity herein called "ASSIGNEE") the financial institutions ("LENDERS") party to the Credit Agreement referred to below and any Interest Rate Exchangers (as hereinafter defined).

                            PRELIMINARY STATEMENTS

          A. Assignee and Lenders have entered into a Credit Agreement dated as of April 21, 1998 with Diamond Brands Operating Corp., a Delaware corporation ("COMPANY"), DLJ Capital Funding, Inc., as Syndication Agent, and Morgan Stanley Senior Funding Inc., as Documentation Agent (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Company.

          B. Company may from time to time enter, or may from time to time have entered, into one or more Interest Rate Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with one or more Lenders (in such capacity, collectively, "INTEREST RATE EXCHANGERS").

          C. Assignor has executed and delivered the Subsidiary Guaranty dated as of April 21, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "SUBSIDIARY GUARANTY") in favor of Assignee for the benefit of Lenders and Interest Rate Exchangers pursuant to which Assignor has guarantied the prompt payment and performance when due of all Obligations of the Company under the Credit Agreement and under any Lender Interest Rate Agreements.

          D. Assignor has and may in the future have rights, title and interests in and to various Patents and other related Collateral (as such terms are hereinafter defined).

          E. Assignor is willing to grant to Assignee (i) a security interest in all such Collateral for the purpose of securing the complete and timely satisfaction of all of the Secured Obligations (as hereinafter defined) and (ii) effective upon the occurrence and during the continuation of an Event of Default, an assignment of Assignor's entire rights, title and interest in and to all such Collateral.

          F. It is a condition precedent to the initial extensions of credit by Lenders under the Credit Agreement that Assignor shall have granted the security interests and made the conditional assignment and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and to induce Interest Rate Exchangers to enter into Lender Interest Rate Agreements and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor hereby agrees with Assignee as follows:

          SECTION 1.   GRANT OF SECURITY.  Assignor hereby assigns to Assignee,
                       -----------------
and hereby grants to Assignee a security interest in, all of Assignor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which Assignor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

          (a) all patents and patent applications and rights and interests in patents and patent applications under any domestic law that are presently, or in the future may be, owned by Assignor and all patents and patent applications and rights and interests in patents and patent applications under any domestic law that are presently, or in the future may be, held or used by Assignor in whole or in part (including, without limitation, the patents and patent applications listed in Schedule A annexed hereto, as the same may be amended pursuant hereto
          ----------
from time to time), all rights (but not obligations) corresponding thereto (including without limitation the right (but not the obligation) to sue for past, present and future infringements in the name of Assignor or in the name of Assignee or Lenders or Interest Rate Exchangers), and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof (all of the foregoing being collectively referred to as the "PATENTS"); it being understood that the rights and interest assigned hereby shall include, without limitation, all rights and interests pursuant to licensing or other contracts in favor of Assignor pertaining to patent applications and patents presently or in the future owned or used by third parties but, in the case of third parties which are not Affiliates of Assignor, only to the extent permitted by such licensing or other contracts and, if not so permitted, only with the consent of such third parties;

          (b)  all general intangibles relating to the Patents;

          (c) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

          (d) all proceeds, products, rents and profits (including without limitation license royalties and proceeds of infringement suits) of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Assignee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          SECTION 2.   CONDITIONAL ASSIGNMENT.  In addition to, and not by way
                       ----------------------
of limitation of, the granting of a security interest in the Collateral pursuant to Section 1, Assignor hereby, effective upon the occurrence of an Event of Default and upon written notice from Assignee, grants, sells, conveys, transfers, assigns and sets over to Assignee, for its benefit and the ratable benefit of Lenders and Interest Rate Exchangers, all of Assignor's right, title and interest in and to the Collateral, including without limitation Assignor's right, title and interest in and to the Patents identified in Schedule A annexed
                                                              ----------
hereto.

          SECTION 3.   SECURITY FOR OBLIGATIONS.  This Agreement secures, and
                       ------------------------
the Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all obligations and liabilities of every nature of Assignor now or hereafter existing under or arising out of or in connection with the Subsidiary Guaranty, the other Loan Documents and the Lender Interest Rate Agreements and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Assignor, would accrue on such obligations), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Interest Rate Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Assignee or any Lender or Interest Rate Exchanger as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Assignor now or hereafter existing under this Agreement (all such obligations of Assignor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

          SECTION 4.   ASSIGNOR REMAINS LIABLE.  Anything contained herein to
                       -----------------------
the contrary notwithstanding, (a) Assignor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Assignee of any of its rights hereunder shall not release Assignor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Assignee shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Assignee be obligated to perform any of the obligations or duties of Assignor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 5.   REPRESENTATIONS AND WARRANTIES.  Assignor represents and
                       ------------------------------
warrants as follows:

          (a)  Description of Collateral.  A true and complete list of all
               -------------------------
Patents owned, held (whether pursuant to a license or otherwise) or used by Assignor, in whole or in part, as of the date of this Agreement is set forth in Schedule A annexed hereto.
----------

          (b)  Validity and Enforceability of Collateral.  Each Patent that is
               -----------------------------------------
material to Assignor's business is valid, subsisting and enforceable and Assignor is not aware of any pending or threatened claim by any third party that any such material Patent is invalid or unenforceable or that the use of any such material Patent violates the rights of any third person or of any basis for any such claim.

          (c)  Ownership of Collateral.  Except for the security interest and
               -----------------------
conditional assignment created by this Agreement, Assignor owns each material Patent free and clear of any Lien. Except such as may have been filed in favor of Assignee relating to this Agreement and of Foothill Capital Corporation (a release of which has been delivered to Administrative Agent), (i) no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office and (ii) no effective filing covering all or any part of the Collateral is on file in the United States Patent and Trademark Office.

          (d)  Office Locations; Other Names.  The chief place of business, the
               -----------------------------
chief executive office and the office where Assignor keeps its records regarding the Collateral is, and has been for the four month period preceding the date hereof, located at Mill Street, East Wilton, Maine 04234. Assignor has not in the past done, and does not now do, business under any other name (including any trade-name or fictitious business name).

          (e)  Governmental Authorizations.  No authorization, approval or other
               ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the grant by Assignor of the security interest and conditional assignment granted hereby, (ii) the execution, delivery or performance of this Agreement by Assignor, or (iii) the perfection of or the exercise by Assignee of its rights and remedies hereunder (except as may have been taken by or at the direction of Assignor).

          (f)  Perfection.  This Agreement, together with the filing of a
               ----------
financing statement describing the Collateral with the Secretary of State of the State of Maine and Nevada and the recording of this Agreement with the United States Patent and Trademark Office, which will be made, creates a valid, perfected and first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been or will be duly made or taken.

          (g)  Other Information.  All information heretofore, herein or
               -----------------
hereafter supplied to Assignee by or on behalf of Assignor with respect to the Collateral is accurate and complete in all material respects.

          SECTION 6.   FURTHER ASSURANCES; NEW PATENTS AND PATENT APPLICATIONS.
                       -------------------------------------------------------

          (a) Assignor agrees that from time to time, at the expense of Assignor, Assignor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Assignee may request, in order to perfect and protect any security interest or conditional assignment granted or purported to be granted hereby or to enable Assignee to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Assignor will: (i) at the request of Assignee, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Assignee, indicating that such Collateral is subject to the security interest granted hereby, (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Assignee may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iii) use its best efforts to obtain any necessary consents of third parties to the grant and perfection of a security interest and assignment to Assignee with respect to any Collateral, (iv) subject to the terms of the Credit Agreement, at any reasonable time and upon request by Assignee, exhibit the Collateral to and allow inspection of the Collateral by Assignee, or persons designated by Assignee, and (v) at Assignee's request, appear in and defend any action or proceeding that may affect Assignor's title to or Assignee's security interest in all or any part of the Collateral.

          (b) Assignor hereby authorizes Assignee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Assignor. Assignor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Assignor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

          (c) Assignor hereby authorizes Assignee to modify this Agreement without obtaining Assignor's approval of or signature to such modification by amending Schedule A annexed hereto to include reference to any right, title or
         ----------
interest in any existing Patent or any Patent acquired or developed by Assignor after the execution hereof or to delete any refer ence to any right, title or interest in any Patent in which Assignor no longer has or claims any right, title or interest.

          (d) Assignor will furnish to Assignee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Assignee may reasonably request, all in reasonable detail.

          (e) If Assignor shall hereafter obtain rights to any patentable inventions, or become entitled to the benefit of any patent application or patent or any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of this Agreement shall automatically apply thereto. Assignor shall promptly notify Assignee in writing of any of the foregoing rights or benefits acquired by Assignor after the date hereof. Concurrently with the filing of an application for any

Patent, Assignor shall execute, deliver and record in all places where this Agreement is recorded an appropriate Subsidiary Patent Collateral Assignment and Security Agreement, substantially in the form hereof, with appropriate insertions, or an amendment to this Agreement, in form and substance satisfactory to Assignee, pursuant to which Assignor shall grant a security interest and conditional assignment to the extent of its interest in such Patent as provided herein to Assignee unless so doing would, in the reasonable judgment of Assignor, after due inquiry, result in the grant of a patent in the name of Assignee, in which event Assignor shall give written notice to Assignee as soon as reasonably practicable and the filing shall instead be undertaken as soon as practicable but in no case later than immediately following the grant of the Patent.

          SECTION 7.   CERTAIN COVENANTS OF ASSIGNOR.  Assignor shall:
                       -----------------------------

          (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

          (b) notify Assignee of any change in Assignor's name, identity or corporate structure within 15 days of such change;

          (c) give Assignee 30 days' prior written notice of any change in Assignor's chief place of business or chief executive office or the office where Assignor keeps its records regarding the Collateral;

          (d) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent permitted under the Credit Agreement;

          (e) not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement;

          (f) except for the security interest and conditional assignment created by this Agreement, not create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person;

          (g) diligently keep reasonable records respecting the Collateral and at all times keep at least one complete set of its records concerning substantially all of the Patents at its chief executive office or principal place of business;

          (h) not permit the inclusion in any contract to which it becomes a party of any provision that could or might in any way impair or prevent the creation of a security interest in, or the assignment of, Assignor's rights and interests in any property included within the definition of any Patents acquired under such contracts;

          (i) take all steps necessary to protect the secrecy of all trade secrets relating to the products and services sold or delivered under or in connection with the Patents, including without limitation entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

          (j) use proper statutory notice in connection with its use of each material Patent;

          (k) use consistent standards of high quality (which may be consistent with Assignor's past practices) in the manufacture, sale and delivery of products and services sold or delivered under or in connection with the Patents, including, to the extent applicable, in the operation and maintenance of its retail stores and other merchandising operations; and

          (l) upon any officer of Assignor obtaining knowledge thereof, promptly notify Assignee in writing of any event that may materially and adversely affect the value of the Collateral or any portion thereof, the ability of Assignor or Assignee to dispose of the Collateral or any portion thereof, or the rights and remedies of Assignee in relation thereto, including without limitation the levy of any legal process against the Collateral or any portion thereof.

          SECTION 8.   CERTAIN INSPECTION RIGHTS.  Subject to the terms of the
                       -------------------------
Credit Agreement, Assignor hereby grants to Assignee and any and all of its employees, representatives and agents the right to visit Assignor's and any of its Affiliate's or subcontractor's plants, facilities and other places of business that are utilized in connection with the manufacture, production, inspection, storage or sale of products and services sold or delivered under any of the Patents (or which were so utilized during the prior six month period), and to inspect the quality control and all other records relating thereto upon reasonable notice to Assignor and as often as may be reasonably requested.

          SECTION 9.   AMOUNTS PAYABLE IN RESPECT OF THE COLLATERAL.  Except as
                       --------------------------------------------
otherwise provided in this Section 9, Assignor shall continue to collect, at its own expense, all amounts due or to become due to Assignor in respect of the Collateral or any portion thereof. In connection with such collections, Assignor may take (and, at Assignee's direction, shall take) such action as Assignor or Assignee may deem necessary or advisable to enforce collection of such amounts; provided, however, that Assignee shall have the right at any time, upon the
--------  -------
occurrence and during the continuation of an Event of Default and upon written notice to Assignor of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created, and the conditional assignment effected hereby, and to direct such obligors to make payment of all such amounts directly to Assignee, and, upon such notification and at the expense of Assignor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Assignor might have done. After receipt by Assignor of the notice from Assignee referred to in the proviso to
                                                                   -------
the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by Assignor in respect of amounts due to Assignor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of Assignee hereunder, shall be segregated from other funds of Assignor and shall be forthwith paid over or delivered to Assignee in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 17, and (ii) Assignor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

          SECTION 10.  PATENT APPLICATIONS AND LITIGATION.
                       ----------------------------------

          (a) Assignor shall have the duty diligently to prosecute any patent application relating to any of the Patents specifically identified in Schedule A
                                                                      ----------
annexed hereto that is pending as of the date of this Agreement, to make application on any existing or future unpatented but patentable invention that is material to Assignor's business, and to do any and all acts which are necessary or desirable to preserve and maintain all rights in all material Patents. Any expenses incurred in connection therewith shall be borne solely by Assignor. Assignor shall not abandon any right to file a patent application or any pending patent application or any material Patent without the prior written consent of Assignee.

          (b) Except as provided in Section 10(d) and notwithstanding Section 2, Assignor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its own expense, such suits, proceedings or other actions for infringement, unfair competition, or other damage or reexamination or reissue proceedings as are in its reasonable business judgment necessary to protect the Collateral. Assignee shall provide, at Assignor's expense, all reasonable and necessary cooperation in connection with any such suit, proceeding or action including, without limitation, joining as a necessary party.

          (c) Assignor shall promptly, following its becoming aware thereof, notify Assignee of the institution of, or of any adverse determination in, any proceeding (whether in the United States Patent and Trademark Office or any federal, state, local or foreign court) described in Section 10(a) or 10(b) or regarding Assignor's interests in any material Collateral. Assignor shall provide to Assignee any information with respect thereto requested by Assignee.

          (d) Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default, Assignee shall have the right (but not the obligation) to bring suit, in the name of Assignor, Assignee or otherwise, to enforce any Patent and any license thereunder, in which event Assignor shall, at the request of Assignee, do any and all lawful acts and execute any and all documents required by Assignee in aid of such enforcement and Assignor shall promptly, upon demand, reimburse and indemnify Assignee as provided in Section 18 in connection with the exercise of its rights under this Section 10. To the extent that Assignee shall elect not to bring suit to enforce any Patent or any license thereunder as provided in this
Section 10(d), Assignor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Patents by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

          SECTION 11.  NON-DISTURBANCE AGREEMENTS, ETC.  If and to the extent
                       -------------------------------
that Assignor is permitted to license the Collateral, Assignee shall enter into a non-disturbance agreement or other similar arrangement, at Assignor's request and expense, with Assignor and any licensee of any Collateral permitted hereunder in form and substance satisfactory to Assignee pursuant to which (a) Assignee shall agree not to disturb or interfere with such licensee's rights under its license agreement with Assignor so long as such licensee is not in default thereunder and (b) such licensee shall acknowledge and agree that the Collateral licensed to it is subject to the security interest and conditional assignment created in favor of Assignee and the other terms of this Agreement.

          SECTION 12.  REASSIGNMENT OF COLLATERAL.  If (a) an Event of Default
                       --------------------------
shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (b) no other Event of Default shall have occurred and be continuing, (c) an assignment to Assignee of any rights, title and interests in and to the Collateral shall have been previously made and shall have become absolute and effective pursuant to Section 2, Section 13(f) or
Section 16(b), and (d) the Secured Obligations shall not have become immediately due and payable, upon the written request of Assignor and the written consent of Assignee, Assignee shall promptly execute and deliver to Assignor such assignments as may be necessary to reassign to Assignor any such rights, title and interests as may have been assigned to Assignee as aforesaid, subject to any disposition thereof that may have been made by Assignee pursuant hereto; provided that, after giving effect to such reassignment, Assignee's security
--------
interest and conditional assignment granted pursuant to Section 1 and Section 2, as well as all other rights and remedies of Assignee granted hereunder, shall continue to be in full force and effect; and provided, further that the rights,
                                             --------  -------
title and interests so reassigned shall be free and clear of all Liens other than Liens (if any) encumbering such rights, title and interest at the time of their assignment to Assignee and Permitted Liens.

          SECTION 13.  ASSIGNEE APPOINTED ATTORNEY-IN-FACT.  Assignor hereby
                       -----------------------------------
irrevocably appoints Assignee as Assignor's attorney-in-fact, with full authority in the place and stead of Assignor and in the name of Assignor, Assignee or otherwise, from time to time in Assignee's discretion to take any action and to execute any instrument that Assignee may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) while an Event of Default exists, to endorse Assignor's name on all applications, documents, papers and instruments necessary for Assignee in the use or maintenance of the Collateral;

          (b) while an Event of Default exists, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) while an Event of Default exists, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

          (d) while an Event of Default exists, to file any claims or take any action or institute any proceedings that Assignee may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Assignee with respect to any of the Collateral;

          (e) while an Event of Default exists, to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Assignee in its sole discretion, any such payments made by Assignee to become obligations of Assignor to Assignee, due and payable immediately without demand; and

          (f) upon the occurrence and during the continuation of an Event of Default, (i) to execute and deliver any of the assignments or documents requested by Assignee pursuant to Section 16(b), (ii) to grant or issue an exclusive or non-exclusive license to the Collateral or any portion thereof to any Person, and (iii) otherwise generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Assignee were the absolute owner thereof for all purposes, and to do, at Assignee's option and Assignor's expense, at any time or from time to time, all acts and things that Assignee deems necessary to protect, preserve or realize upon the Collateral and Assignee's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Assignor might do.

          SECTION 14.  ASSIGNEE MAY PERFORM.  If Assignor fails to perform any
                       --------------------
agreement contained herein, Assignee may itself perform, or cause performance of, such agreement, and the expenses of Assignee incurred in connection therewith shall be payable by Assignor under Section 18.

          SECTION 15.  STANDARD OF CARE.  The powers conferred on Assignee
                       ----------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Assignee shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Assignee shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Assignee accords its own property.

          SECTION 16.  REMEDIES.  If any Event of Default shall have occurred
                       --------
and be continuing:

          (a) Assignee may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Collateral), and also may (i) require Assignor to, and Assignor hereby agrees that it will at its expense and upon request of Assignee forthwith, assemble all or part of the Collateral as directed by Assignee and make it available to Assignee at a place to be designated by Assignee that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Assignee deems appropriate, (iv) take possession of Assignor's premises or place custodians in exclusive control thereof, remain on such premises and use the same for the purpose of taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) exercise any and all rights and remedies of Assignor under or in connection with the contracts related to the Collateral or otherwise in respect of the Collateral, including without limitation any and all rights of Assignor to demand or otherwise require payment of any amount under, or performance of any provision of, such contracts, and (vi) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Assignee's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Assignee may deem commercially reasonable. Assignee or any Lender or any Interest Rate Exchanger may be the purchaser of any or all of the Collateral at any such sale and Assignee, as administrative agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Assignee at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Assignor, and Assignor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Assignor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Assignor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Assignee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Assignee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Assignor hereby waives any claims against Assignee arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Assignee accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Assignor shall be liable for the deficiency and the fees of any attorneys employed by Assignee to collect such deficiency.

          (b) Upon written demand from Assignee, Assignor shall execute and deliver to Assignee an assignment or assignments of the Patents and such other documents as are necessary or appropriate to carry out the intent and purposes of this Agreement; provided that the failure of Assignor to comply with such
                   --------
demand will not impair or affect the validity of the conditional assignment effected by Section 2 or its effectiveness upon notice by Assignee as specified in Section 2. Assignor agrees that such an assignment (including without limitation the conditional assignment effected by Section 2) and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Assignee (or any Lender or any Interest Rate Exchanger) receives cash proceeds in respect of the sale of, or other realization upon, the Collateral.

          SECTION 17.  APPLICATION OF PROCEEDS.  All proceeds received by
                       -----------------------
Assignee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.

          SECTION 18.  INDEMNITY AND EXPENSES.
                       ----------------------

          (a) Assignor agrees to indemnify Assignee and each Lender and Interest Rate Exchanger from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Assignee's or such Lender's or such Interest Rate Exchanger's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Assignor shall pay to Assignee upon demand the amount of any and all reasonable out-of-pocket costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Assignee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Assignee hereunder, or (iv) the failure by Assignor to perform or observe any of the provisions hereof.

          SECTION 19.  CONTINUING ASSIGNMENT AND SECURITY INTEREST; TRANSFER OF
                       --------------------------------------------------------
LOANS. This Agreement shall create a continuing security interest in, and
-----
conditional assignment of, the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon Assignor, its successors and assigns, and (c) inure, together with the rights and remedies of Assignee hereunder, to the benefit of Assignee and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest and conditional assignment granted hereby shall terminate and all rights to the Collateral shall revert to Assignor. Upon any such termination Assignee will, at Assignor's expense, execute and deliver to Assignor such documents as Assignor shall reasonably request to evidence such termination.

          SECTION 20.  ASSIGNEE AS ADMINISTRATIVE AGENT.
                       --------------------------------

          (a) Assignee has been appointed to act as Assignee hereunder by Lenders and, by their acceptance of the benefits hereof, Interest Rate Exchangers. Assignee shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Assignee shall exercise, or refrain from
                  --------
exercising, any remedies provided for in Section 16 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "REQUISITE OBLIGEES"). In furtherance of the foregoing provisions of this Section 20(a), each Interest Rate Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Interest Rate Exchanger that all rights and remedies hereunder may be exercised solely by Assignee for the benefit of Lenders and Interest Rate Exchangers in accordance with the terms of this
Section 20(a).

          (b) Assignee shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Assignee under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Assignee under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Assignee under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Assignee under this Agreement, and the retiring or removed Assignee under this Agreement shall promptly (i) transfer to such successor Assignee all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Assignee under this Agreement, and
(ii) execute and deliver to such successor Assignee such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Assignee of the security interests created hereunder, whereupon such retiring or removed Assignee shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Assignee, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Assignee hereunder.

          SECTION 21.  AMENDMENTS; ETC.  No amendment, modification, termination
                       ---------------
or waiver of any provision of this Agreement, and no consent to any departure by Assignor therefrom, shall in any event be effective unless the same shall be in writing and signed by Assignee and, in the case of any such amendment or modification, by Assignor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 22.  NOTICES.  Any notice or other communication herein
                       -------
required or permitted to be given shall be given as provided in the Credit Agreement. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

          SECTION 23.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No
                       -----------------------------------------------------
failure or delay on the part of Assignee in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 24.  SEVERABILITY.  In case any provision in or obligation
                       ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 25.  HEADINGS.  Section and subsection headings in this
                       --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 26.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                       --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

          SECTION 27.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                       ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST ASSIGNOR ARISING OUT OF OR

RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT ASSIGNOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Assignor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Assignor at its address provided in Section 22, such service being hereby acknowledged by Assignor to be sufficient for personal jurisdiction in any action against Assignor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Assignee to bring proceedings against Assignor in the courts of any other jurisdiction.

          SECTION 28.  WAIVER OF JURY TRIAL.  ASSIGNOR AND ASSIGNEE HEREBY AGREE
                       --------------------
TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Assignor and Assignee each acknowledge that this waiver is a material inducement for Assignor and Assignee to enter into a business relationship, that Assignor and Assignee have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Assignor and Assignee further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 29.  COUNTERPARTS.  This Agreement may be executed in one or
                       ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, Assignor and Assignee have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                             FORSTER INC.,
                             as Assignor



                             By: ___________________________
                             Name: ___________________________
                             Title: ___________________________


                             Notice Address:

                             1800 Cloquet Avenue
                             Cloquet, MN 55720-2141

                             Attention:  Tom Knuesel



                             WELLS FARGO BANK, N.A.,
                             as Administrative Agent



                             By: ___________________________
                             Name: ___________________________
                             Title: ___________________________


                             Notice Address:

                             555 Montgomery Street, 17th Floor
                             San Francisco, CA 9411

                             Attention:  Alan Wray

                                  SCHEDULE A

                        TO PATENT COLLATERAL ASSIGNMENT
                            AND SECURITY AGREEMENT


                                PATENTS ISSUED
                                --------------

Patent No.          Issue Date          Invention             Inventor
----------          ----------          ---------             --------



                                  PATENTS PENDING
                                  ---------------

Applicant's           Date        Application
    Name              Filed           No.       Invention     Inventor
 ----------           -----       -----------   ---------     --------

STATE OF CALIFORNIA     )
                        )  SS.:
COUNTY OF ____________  )



         On ___________, 19___, before me, ____________________, a Notary Public in and for said State, personally appeared
_______________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal.

Signature  ________________________________ (Seal)